EX-32 3 exhibit32-1.htm SECTION 906 CERTIFICATION UNDER SARBANES-OXLEY ACT OF 2002 OF FRANK FENGRUE YU

EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Fengrui Yue, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

the annual report on Form 10-K of Ya Zhu Silk, Inc. for the fiscal year ended December 31, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Ya Zhu Silk, Inc.

Date: April 16, 2012.

By: /s/ FENGRUI YUE

Fengrui Yue

President, Secretary, Treasurer, and Director

(Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Ya Zhu Silk, Inc. and will be retained by Ya Zhu Silk, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.